UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2024 (November 15, 2024)

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Interstate North Circle SE
Atlanta, Georgia 30339
(770) 763-1000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2024, Lawrence V. Jackson notified the Board of Directors (the “Board”) of Assurant, Inc. (the “Company”) of his retirement from the Board effective as of the date of the Company’s 2025 annual meeting of stockholders. On November 18, 2024, Paget L. Alves notified the Board of his resignation from the Board, effective as of January 15, 2025, given his new role as CEO of Sorenson.

On November 19, 2024, the Board appointed Kevin Warren to the Board and to the Compensation and Talent Committee of the Board, effective January 15, 2025, subject to customary regulatory approval. Mr. Warren served as chief marketing and customer experience officer at United Parcel Services (UPS) from 2018 to 2024. Prior to joining UPS, Mr. Warren spent 34 years at Xerox Corporation, most recently serving as executive vice president and chief commercial officer. Mr. Warren is currently a member of the Fiserv, Inc. board of directors, where he serves as audit committee chair and a member of the talent and compensation committee. There are no arrangements or understandings between Mr. Warren and any other person, pursuant to which Mr. Warren was selected as a director, and no related party transactions involving Mr. Warren are reportable under Item 404(a) of Regulation S-K.

As compensation for his service as a director, Mr. Warren will receive a cash retainer and grants of restricted stock units as described in the Company’s Proxy Statement filed on March 23, 2023. The terms and conditions of the equity grants will be governed by an agreement substantially in the form of the Assurant, Inc. Restricted Stock Unit Award Agreement for Time-Based Awards for Non-Employee Directors, included as Exhibit 10.1 to the Company’s Form 8-K filed on March 13, 2023.

In connection with Mr. Warren’s appointment, the Company issued a news release on November 20, 2024, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release dated November 20, 2024 announcing the appointment of Kevin Warren to the Company’s Board
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: November 20, 2024	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President and Corporate Secretary